Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT
This Third Amendment to Credit Agreement (this “Amendment”) is dated as of May 15, 2013, and is between the Lenders identified on the signature pages hereof, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in that capacity, “Agent”), BOISE CASCADE COMPANY, a Delaware corporation (“Boise Cascade”), and the Subsidiaries of Boise Cascade identified as Borrowers on the signature pages hereof (such Subsidiaries, together with Boise Cascade, “Borrowers”).
WHEREAS, the Lenders, Agent, and Borrowers entered into a Credit Agreement dated as of July 13, 2011 (as amended, restated, supplemented, or otherwise modified before the date of this Amendment, including, without limitation, by that certain First Amendment to Credit Agreement dated as of September 7, 2012 and that certain Limited Consent and Amendment to Loan Documents dated as of December 20, 2012, the “Credit Agreement”); and
WHEREAS, the Lenders, Agent, and Borrowers desire to amend certain terms and provisions of the Credit Agreement as set forth herein.
NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions. Defined terms used but not defined in this Amendment are as defined in the Credit Agreement.
2.    Amendment. Subject to the satisfaction of the conditions to the Amendment Effective Date set forth in Section 4 hereof, Borrowers, Agent and the Lenders hereby agree as follows:
(a)    The definition of “Unused Line Fee Rate” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Unused Line Fee Rate” means, as of any date of determination under Section 2.10(b) of the Agreement, the applicable rate set forth in the following table that corresponds to the average Daily Balance of the Revolver Usage during the immediately preceding month (or portion thereof):

Average Daily Balance of the Revolver Usage during the immediately preceding month (or portion thereof)	Unused Line Fee Rate
Greater than 40% of the aggregate Revolver Commitments	0.250%
Less than or equal to 40% of the aggregate Revolver Commitments	0.375%

(b)    The last sentence in the first paragraph of Section 2.11(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“The Issuing Lender shall have no obligation to issue a Letter of Credit or a Reimbursement Undertaking in respect of an Underlying Letter of Credit, in either case, if any of the following would result after giving effect to the requested issuance:
(i)    the Letter of Credit Usage would exceed the Borrowing Base less the outstanding amount of Advances (inclusive of Swing Loans), or
(ii)    the Letter of Credit Usage would exceed $75,000,000, or
(iii)    the Letter of Credit Usage would exceed the Maximum Revolver Amount less the then outstanding amount of Advances (including Swing Loans).”
3.    Representations. To induce Agent and the Lenders to enter into this Amendment, each Borrower hereby represents to Agent and the Lenders as of the date hereof as follows:
(a)    that such Borrower is duly authorized to execute and deliver this Amendment, and that each Loan Party is duly authorized to perform its obligations under the Loan Documents to which it is a party;
(b)    that the execution and delivery of this Amendment by such Borrower do not and will not violate any material provision of federal, state or local law or regulation applicable to it or of their respective Governing Documents, or of any order, judgment, or decree of any court or other Governmental Authority binding on them;
(c)    that this Amendment is a legal, valid, and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms, except as enforcement is limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;
(d)    that, as of the Amendment Effective Date and after giving effect to this Amendment, the representation and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), in each case with the same effect as if such representations and warranties had been made on the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to an earlier date; and
(e)    that, as of the Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
4.    Conditions. This Amendment shall become effective on the date this Amendment shall have been executed and delivered by Agent, the Lenders identified on the signature pages hereof, and Borrowers, and acknowledged by the Guarantor (such date, the “Amendment Effective Date”). Agent’s

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delivery to Boise Cascade of a copy of this Amendment executed by all necessary parties described in this Section 4 shall be deemed evidence that the Amendment Effective Date has occurred.
5.    Miscellaneous. (a) This Amendment is governed by, and is to be construed in accordance with, the laws of the State of New York. Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.
(b)    This Amendment binds Agent, the Lenders, and Borrowers and their respective successors and assigns, and will inure to the benefit of Agent, the Lenders, and Borrowers and the successors and assigns of Agent and each Lender.
(c)    Except as specifically modified by the terms of this Amendment, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference in this Amendment and in all respects continue in full force and effect. Each Borrower, by execution of this Amendment, and the Guarantor, by acknowledgement of this Amendment, hereby reaffirms, assumes, and binds themselves to all applicable obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement (as amended hereby) and the other Loan Documents (including the granting of any Liens for the benefit of Agent and the Lenders).
(d)    This Amendment is a Loan Document. Each Borrower acknowledges that Agent’s reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment constitute Lender Group Expenses.
(e)    The parties may sign this Amendment in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
[SIGNATURE PAGES TO FOLLOW]

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The parties are signing this Third Amendment to Credit Agreement as of the date stated in the introductory clause.
BOISE CASCADE COMPANY,
a Delaware corporation, as a Borrower
By :    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
BOISE CASCADE BUILDING MATERIALS DISTRIBUTION, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
BOISE CASCADE WOOD PRODUCTS, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

[Signature Page to Third Amendment to Credit Agreement]

WELLS FARGO CAPITAL FINANCE, LLC,
as Agent and as a Lender
By:    /s/ Daniel Whitwer
Name:    Daniel Whitwer
Title:    Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Gregory A. Jones
Name:    Gregory A. Jones
Title:    Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Lynn Gosselin
Name:    Lynn Gosselin
Title:    Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Peter S. Predun
Name:    Peter S. Predun
Title:    Executive Director

[Signature Page to Third Amendment to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Kevin J. Gimber
Name:    Kevin J. Gimber
Title:    Assistant Vice President

[Signature Page to Third Amendment to Credit Agreement]

Acknowledged and Agreed:
BOISE CASCADE WOOD PRODUCTS HOLDINGS CORP.,
a Delaware corporation, as Guarantor
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

[Signature Page to Third Amendment to Credit Agreement]